[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [Graphic Omitted]


MFS(R) MUNICIPAL
LIMITED MATURITY FUND

ANNUAL REPORT o APRIL 30, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 21
Independent Auditors' Report .............................................. 26
MFS' Year 2000 Readiness Disclosure ....................................... 28
Trustees and Officers ..................................................... 29



       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
Over 75 years ago, MFS invented the mutual fund, giving Americans greater access to the investment markets. Since then, we have been guided by a number of fundamental principles, including diversification and professional management backed by MFS(R) Original Research(SM), a process by which we seek long-term investment opportunities.

We have found that these principles have matched those of our shareholders. In a recent survey for MFS by Roper Starch Worldwide, Inc., a major consumer research firm, over 60% of mutual fund shareholders said they are investing for long-term goals such as retirement. The survey also showed that investors realize that the extraordinary stock market gains of the past few years cannot be sustained. These views certainly seem to have guided investors during last year's market correction. Beginning with the collapse of Asian markets at the end of 1997 and continuing with the volatility in U.S. markets through October of 1998, only 7% of mutual fund investors took money out of the stock market.

We are even more pleased that MFS investors reacted calmly to last year's market turmoil, indicating their commitment to diversification. As a result, throughout the late summer and fall of 1998, daily purchases of MFS stock and bond funds were well ahead of redemptions.

Over the past year or so, however, diversified investment programs have not financially rewarded investors. A very narrow band of about 25 stocks representing the largest U.S. growth companies has, until recently, vastly outperformed the rest of the market. In 1998, for example, the return on the Standard & Poor's 500 Composite Index (a popular, unmanaged index of common stock total return performance) increased 28.58%. However, over half of the stocks in the index returned less than 10%, including 198 stocks that posted negative returns.

While 1997 and 1998 were good years for large-company growth stocks, 1996 was dominated by the mid-sized value category. Prices of value stocks do not fully reflect the companies' underlying values or future prospects. In 1995, the best-performing sector was small-company growth stocks. We believe this change of market leadership shows that while diversification may not provide the best performance in the short run, it should benefit investors over the long term. In fact, as 1999 progresses, we are seeing signs of renewed strength from a broader group of industries, including electric utilities and paper products and chemical companies. We believe our diversified MFS Family of Funds(R), supported by Original Research, is well positioned to benefit from a broader market.

Most mutual fund investors refrain from trying to predict short-term trends. Despite the large stock market gains of the past several years, the Roper Starch survey shows that people do not see performance as the only reason to invest. These investors also cite a desire to put investment decisions in the hands of experts, a belief that mutual funds can be less risky than other investments, and an appreciation of the convenience of mutual fund investing.

We appreciate the fact that our fund shareholders and their advisers share our belief that mutual fund investing is not a way to speculate in the markets but is a way to use the investment markets to help them work toward their long-term goals. Our goal at MFS is to offer professionally managed investment products with the potential to sustain returns over a variety of market cycles.

We thank you for your confidence and welcome any questions or comments you may have.

Respectfully,

/s/  Jeffrey L. Shames
     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     May 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John P. Kihn]
     John P. Kihn

For the 12 months ended April 30, 1999, Class A shares of the Fund provided a total return of 4.65%, Class B shares 3.85%, and Class C shares 3.77%. These returns include the reinvestment of distributions but exclude the effects of any sales charges.

During the same period, the average short/intermediate-term municipal bond fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 4.93%. The Fund's returns also compare to returns of 5.75% and 6.48% for the Lehman Brothers Municipal Bond Three-Year and Five-Year indices, respectively. These are unmanaged indices of investment-grade, fixed-rate municipal bonds.

Q. WHAT FACTORS IMPACTED THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

A. During most of 1998, the Fund's average maturity was too short. Since yields are lower on short-maturity bonds, our shorter maturity hurt the Fund's relative yield return over the period.

Q. HOW ARE YOU ADDRESSING THIS ISSUE?

A. Starting in the latter part of 1997, we began a process to reposition the portfolio. Because we're trying to get the best prices for the bonds we sell and avoid overpaying for bonds we buy, the repositioning has taken time to complete. Currently, the maturity dates of the Fund's holdings are spread more broadly. The bulk of the portfolio had been concentrated in a narrow range of three to five years. Now, most of the holdings are scheduled to mature in three to 10 years, which we believe helps make the portfolio more stable because fewer bonds are maturing around the same time. We also increased the Fund's average maturity from 3.5 years to 4.5 years, which we believe may provide a slightly higher yield. Finally, we raised the average credit quality of the portfolio. We reduced the number of "BBB"-rated bonds and we added more "AAA"-rated bonds. We believe the moves we made to reposition the portfolio may help provide a somewhat higher yield.

Q. IS IT DIFFICULT TO SUSTAIN YIELD IN THE CURRENT LOW-INTEREST-RATE
   ENVIRONMENT?

A. It is, because when rates decline, issuers redeem outstanding bonds before maturity in order to borrow at lower rates. Also, with short- to intermediate-term funds such as this, bonds mature more frequently. In the current environment, when we reinvest we have to do so at lower interest rates. Generally a larger portion of our portfolio is subject to this type of risk than long-maturity portfolios would be.

Q. WHAT KINDS OF BONDS HAVE YOU BEEN BUYING?

A. We've bought a lot of bonds that are insured by private municipal-bond insurance companies. (Municipal bond insurance only applies to the underlying securities, not to the price of the Fund's shares.) Even with "AAA"-rated bonds, we can get about 10 to 15 basis points (0.10% to 0.15%) of additional yield if the bonds are insured. Among sectors, we prefer bonds issued for essential services, such as water and sewer systems. When new housing is built, new water and sewer lines, as well as streets and roads, are needed. These services are paid for by taxes, which means a more secure revenue stream.

Q. ARE YOU CAUTIOUS ON ANY ISSUERS?

A. We believe health care could be a problem. Rules regarding Medicare reimbursement for hospitals and other health care providers are tightening, so we think these providers will be under tremendous financial pressure for at least the next year. Therefore, we're looking for health care facilities with only the strongest balance sheets.

Q. WHAT HAS THE MUNICIPAL MARKET BEEN LIKE OVER THE PAST YEAR OR SO?

A. In contrast to other fixed-income markets, the municipal market has been extraordinarily well behaved. Prices and yields have traded in a narrow range, with the average return around 5%. That is because interest rates have been stable, but another important reason is that the financial condition of state and local governments has been strong. For several years in a row, we saw more municipal bonds upgraded than downgraded by credit-rating agencies. The economy is strong, people have jobs, and they're buying houses and paying taxes. Also, even though local and state governments have steady revenue coming in, they haven't increased their spending very much. In the past, when times were good governments tended to spend a lot more. But in this economic cycle they have been much more conservative. As a result, most, if not all, states are either running surpluses or have been able to cut taxes while keeping strong credit ratings.

Q. WHAT REGIONS OF THE UNITED STATES ARE YOU FOCUSING ON NOW?

A. We are carefully moving into regions of the country that sell commodities such as agricultural products to overseas markets, particularly to Asia and Latin America. Because problems in Asia and Latin America seem to be diminishing, we believe the outlook for these domestic regions has improved.

Q. ARE YOU CONCERNED ABOUT THE POSSIBILITY OF HIGHER INTEREST RATES?

A. We think higher interest rates are a possibility because the economy has been so strong. Even if rates do rise, we believe the Fund's new positioning across the maturity and credit-quality spectrums should help provide a somewhat more competitive yield.

/s/  John P. Kihn
     John P. Kihn
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   JOHN P. KIHN IS A VICE PRESIDENT AND CHIEF RISK OFFICER OF FIXED INCOME AT MFS INVESTMENT MANAGEMENT.(R) MR. KIHN JOINED MFS AS A QUANTITATIVE ANALYST IN 1997 AND HAS SERVED AS PORTFOLIO MANAGER OF MFS(R) MUNICIPAL INCOME FUND, MFS(R) MUNICIPAL LIMITED MATURITY FUND AND OF STATE MUNICIPAL BOND FUNDS. HE WAS NAMED CHIEF RISK OFFICER OF FIXED INCOME IN 1999. PRIOR TO JOINING MFS, HE WORKED AS A SENIOR QUANTITATIVE ANALYST WITH A MAJOR INVESTMENT MANAGEMENT FIRM.

   MR. KIHN EARNED A BACHELOR'S DEGREE IN ECONOMICS FROM THE UNIVERSITY OF CALIFORNIA, BERKELEY, A MASTER'S DEGREE IN BUSINESS ECONOMICS FROM THE UNIVERSITY OF CALIFORNIA, SANTA BARBARA, AND A DOCTORATE DEGREE IN ACCOUNTING AND FINANCE FROM THE LONDON SCHOOL OF ECONOMICS.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:                      SEEKS AS HIGH A LEVEL OF CURRENT INCOME
                                  EXEMPT FROM FEDERAL INCOME TAXES AS IS
                                  CONSISTENT WITH PROTECTION OF
                                  SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:          MARCH 17, 1992

  CLASS INCEPTION:                CLASS A  MARCH 17, 1992
                                  CLASS B  SEPTEMBER 7, 1993
                                  CLASS C  JULY 1, 1994

  SIZE:                           $59.3 MILLION NET ASSETS AS OF APRIL 30, 1999

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from March 31, 1992, through April 30, 1999)

           MFS Municipal       Lehman Brothers    Lehman Brothers
          Limited Maturity       Municipal           Municipal
               Fund             Three-Year           Five-Year
           -- Class A             Index                Index
------------------------------------------------------------------
3/92         $ 9,750             $10,000             $10,000
4/93          10,690              10,810              11,010
4/95          11,320              11,630              11,960
4/97          12,320              12,930              13,380
4/99          13,539              14,426              15,200

AVERAGE ANNUAL TOTAL RETURNS THROUGH APRIL 30, 1999

CLASS A
                                                            1 Year      3 Years      5 Years  10 Years/Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                     +4.65%      +13.76%      +23.84%         +38.89%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 +4.65%      + 4.39%      + 4.37%         + 4.72%
------------------------------------------------------------------------------------------------------------
SEC Results                                                 +2.04%      + 3.51%      + 3.84%         + 4.35%
------------------------------------------------------------------------------------------------------------

CLASS B
                                                            1 Year      3 Years      5 Years  10 Years/Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                     +3.85%      +11.16%      +19.11%         +32.68%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 +3.85%      + 3.59%      + 3.56%         + 4.05%
------------------------------------------------------------------------------------------------------------
SEC Results                                                 -0.15%      + 2.65%      + 3.21%         + 4.05%
------------------------------------------------------------------------------------------------------------

CLASS C
                                                            1 Year      3 Years      5 Years  10 Years/Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                     +3.77%      +10.90%      +18.94%         +33.41%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 +3.77%      + 3.51%      + 3.53%         + 4.13%
------------------------------------------------------------------------------------------------------------
SEC Results                                                 +2.77%      + 3.51%      + 3.53%         + 4.13%
------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                            1 Year      3 Years      5 Years  10 Years/Life*
------------------------------------------------------------------------------------------------------------
Average short/intermediate-term municipal
  bond fund**                                               +4.93%      + 4.73%      + 4.81%         + 5.06%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Three-Year Index+                 +5.75%      + 5.30%      + 5.36%         + 5.42%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Five-Year Index+                  +6.48%      + 5.95%      + 6.04%         + 6.22%
------------------------------------------------------------------------------------------------------------
 *For the period from the commencement of the Fund's investment operations, March 17, 1992, through April 30, 1999. Index information is from March 31, 1992.
**Source: Lipper Analytical Services, Inc.
 +Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 2.50% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1999

QUALITY RATINGS
Source: Standard & Poor's and Moody's

                  OTHER                    3.0%
                  "A"                      9.8%
                  "AA"                    13.1%
                  "BBB"                   18.1%
                  "AAA"                   56.0%

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS  -- April 30, 1999

Municipal Bonds - 95.6%
-------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)            VALUE
-------------------------------------------------------------------------------------------------
General Obligation - 20.5%
  Anchorage, AK, FGIC, 5s, 2007                                           $  935     $    977,907
  Commonwealth of Puerto Rico, 5.5s, 2001                                    500          518,980
  Cook County, IL, High School District, FSA, 5s, 2005                       500          525,350
  Honolulu, HI, FGIC, 5s, 2002                                               115          119,785
  Indianapolis, IN, Local Public Improvement Bond Bank,
    6.25s, 2001                                                            1,000        1,040,360
  Irving, TX, Indepenent School District, PSF, 0s, 2003                      350          301,252
  Kane County, IL, Geneva Community School District, FGIC,
    6.1s, 2006                                                               790          880,518
  Lawrence, MA, AMBAC, 9.7s, 2001                                          1,000        1,107,250
  New York City, NY, 5s, 2001                                                515          528,673
  New York City, NY, 6.125s, 2001                                            600          629,628
  New York City, NY, 5.7s, 2002                                              500          527,415
  New York City, NY, 5.3s, 2003                                              500          525,850
  North Slope Borough, AK, MBIA, 0s, 2001                                    600          564,480
  Northern Mariana Islands Commonwealth, Public School
    Systems Project, FSA, 5.125s, 2008(S)(S)                                 500          535,420
  Philadelphia, PA, School District, MBIA, 5s, 2005                          500          525,635
  State of Louisiana, FGIC, 6s, 2000                                         500          515,115
  State of Mississippi, 5s, 2010                                             250          257,375
  State of New Jersey, 5.5s, 2002                                            850          897,226
  State of Rhode Island, FGIC, 5s, 2008                                      250          262,848
  State of Wisconsin, 5s, 2004                                               500          523,625
  Stephenville, TX, Independent School District, PSF,
    0s, 2004                                                                 500          409,895
                                                                                     ------------
                                                                                     $ 12,174,587
-------------------------------------------------------------------------------------------------
State and Local Appropriation - 13.3%
  Michigan Building Authority Rev., 6.2s, 2002                            $1,000     $  1,075,310
  Michigan Building Authority Rev., 5.4s, 2003                               375          401,704
  New York Dormitory Authority Rev., Albany County State
    Service Contract, 5s, 2003                                               180          186,244
  New York Dormitory Authority Rev. (City University), 5s, 2000              500          507,490
  New York Dormitory Authority Rev. (City University), 5s, 2003            1,060        1,099,655
  New York Dormitory Authority Rev. (State University),
    4.9s, 2000                                                               250          254,007
  New York Medical Care Facilities Finance Agency Rev.,
    5.9s, 2000                                                               175          179,905
  New York Urban Development Corp. Rev. (Correctional
    Facilities), 5.5s, 2001                                                1,375        1,412,084
  New York Urban Development Corp. Rev., 6s, 2002                          1,000        1,051,660
  Ohio Building Authority Rev., 5.25s, 2003                                  400          422,644
  State of Utah, Building Ownership Authority Lease Rev.,
    5.5s, 2000                                                               500          511,380
  State of Utah, Building Ownership Authority Lease Rev.,
    FSA, 0s, 2005                                                            685          531,704
  West Valley City, UT, Municipal Building Lease Rev.,
    AMBAC, 4.65s, 2012                                                       250          244,915
                                                                                     ------------
                                                                                     $  7,878,702
-------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 3.8%
  Delaware County, IN, Hospital Authority (Ball Memorial
    Hospital), AMBAC, 6.625s, 2001                                        $1,300     $  1,350,232
  Honolulu, HI, FGIC, 5s, 2002                                               235          245,561
  Milwaukee, WI, Metropolitan Sewage District, 6.7s, 2001                    500          535,030
  New York City, NY, 5s, 2001                                                135          139,140
                                                                                     ------------
                                                                                     $  2,269,963
-------------------------------------------------------------------------------------------------
Airport and Port Revenue - 2.2%
  Atlanta, GA, Airport Facilities Rev., AMBAC, 5.5s, 2001                 $  500     $    514,785
  Houston, TX, Airport System Rev., FGIC, 5s, 2006                           500          518,525
  Islip, NY, Airport Improvement, FSA, 5s, 2013                              250          252,355
                                                                                     ------------
                                                                                     $  1,285,665
-------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 10.0%
  American Public Energy Agency, NE, Gas Supply Rev.
    (Nebraska Public Gas Agency), AMBAC, 5s, 2007                         $  500     $    520,940
  Intermountain Power Agency, UT, Power Supply Rev., FSA,
    5.25s, 2001                                                              500          515,890
  Municipal Electric Authority, GA, MBIA, 5s, 2002                           600          618,762
  North Carolina Municipal Power, MBIA, 5s, 2001                             500          510,080
  Sacramento, CA, Municipal Utility District Electric
    Rev., 6s, 2001                                                           620          652,407
  Southern California Public Power Authority, Power
    Project Rev., FSA, 5s, 2004                                              500          526,725
  Tennessee Energy Acquisition Corp., Gas Rev., AMBAC,
    5s, 2007                                                               1,000        1,047,940
  Washington Public Power Supply System Rev., 5.45s, 2000                  1,500        1,532,595
                                                                                     ------------
                                                                                     $  5,925,339
-------------------------------------------------------------------------------------------------
Health Care Revenue - 6.2%
  Colorado Health Facilities Authority Rev. (National
    Benevolent Assn.), 4.5s, 2002                                         $  280     $    283,511
  Delaware County, PA, Hospital Rev. (Crozer-Chester
    Medical Center), 4.75s, 2005                                             500          501,040
  Denver, CO, Health & Hospital Authority Rev., 5.125s, 2006                 200          207,170
  Massachusetts Health & Educational Facilities (Jordan
    Hospital), 4.8s, 2006                                                    600          608,568
  Michigan Hospital Finance Authority Rev. (Genesys Health
    System), 5.5s, 2007                                                      750          773,468
  Michigan Hospital Finance Authority Rev. (Mercy Health
    Services), 5.5s, 2000                                                    500          511,670
  Missouri Health & Educational Facilities Authority Rev.
    (Freeman Health Systems), 4.65s, 2003                                    450          456,822
  Stillwater, OK, Medical Center Authority (Stillwater
    Medical Center), 5.55s, 2001                                             335          342,326
                                                                                     ------------
                                                                                     $  3,684,575
-------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 0.6%
  De Soto Parish, LA, Pollution Control Rev.
    (International Paper Co.), 5.05s, 2002                                $  350     $    356,969
-------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 6.4%
  Allegheny County, PA, Hospital Development Authority
    Rev. (Magee Womens Hospital), FGIC, 5.2s, 2005                        $  250     $    264,888
  Huntsville, AL, Health Care Authority, MBIA, 4.3s, 2002                    500          506,595
  Illinois Educational Facilities Authority Rev.
    (Methodist Medical Center), MBIA, 5.5s, 2005                             500          537,620
  Illinois Educational Facilities Authority Rev. (Sherman
    Health Systems), AMBAC, 5s, 2003                                         250          260,420
  Illinois Health Facilities Authority Rev. (Holy Family
    Medical Center), MBIA, 5s, 2004                                          325          339,742
  Indiana Health Facilities Hospital Rev. (Sisters of St.
    Francis Health), MBIA, 5s, 2002                                          250          259,550
  Jackson County, MI, Hospital Finance Authority (Foote
    Memorial Hospital), AMBAC, 4.375s, 2002                                  200          203,532
  Mesa, AZ, Industrial Development Authority Rev.
    (Lutheran Health Systems), MBIA, 5.25s, 2012                             500          522,060
  Spartanburg County, SC, Health Service, MBIA, 4.5s, 2002                   675          687,845
  State of Utah, Board Regents Rev. (University of Utah
    Hospital), AMBAC, 5s, 2002                                               200          207,176
                                                                                     ------------
                                                                                     $  3,789,428
-------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.7%
  Alaska Housing Finance Corp., MBIA, 4.55s, 2002                         $  350     $    353,899
  Illinois Housing Development Authority, FSA, 4.65s, 2007                   350          350,448
  Rhode Island Housing & Mortgage Finance Corp., AMBAC,
    5.15s, 2001                                                            1,000        1,026,180
  Rhode Island Housing & Mortgage Finance Corp., AMBAC,
    5.25s, 2002                                                            1,000        1,036,060
                                                                                     ------------
                                                                                     $  2,766,587
-------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 5.5%
  District of Columbia, Redevelopment Land Agency, 5.625s, 2010           $  395     $    407,506
  Pennsylvania Intergovernmental Cooperative Authority,
    Special Tax Rev., FGIC, 5s, 2007                                       1,000        1,045,510
  Virgin Islands Public Finance Authority, 5.5s, 2005                      1,000        1,047,580
  Washington, DC, Convention Center, AMBAC, 4.75s, 2005                      500          517,505
  Washington, DC, Convention Center, AMBAC, 5.25s, 2013                      250          259,915
                                                                                     ------------
                                                                                     $  3,278,016
-------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 1.3%
  Harrisonburg, VA, Redevelopment & Housing Authority
    Lease Rev., 4.2s, 2004                                                $  500     $    496,765
  Mississippi Home Corp. Single Family Housing Rev., GNMA,
    5.1s, 2017                                                               250          248,780
                                                                                     ------------
                                                                                     $    745,545
-------------------------------------------------------------------------------------------------
Solid Waste Revenue - 5.2%
  Arlington County, VA, Industrial Development Authority,
    Resource Recovery Rev. (Alexandria/Arlington Waste),
    FSA, 5.25s, 2009                                                      $  500     $    524,455
  Ashdown, AR, Pollution Control Rev. (Nekoosa Papers,
    Inc.), 4.75s, 2008                                                       500          498,630
  Delaware County, PA, Industrial Development Authority
    Rev. (Recovery Facilities), 5.5s, 2000                                 1,000        1,009,680
  Massachusetts Industrial Finance Agency (Ogden
    Haverhill), 5.15s, 2007                                                  500          505,650
  Spokane, WA, Regional Solid Waste, AMBAC, 6.5s, 2008                       500          556,710
                                                                                     ------------
                                                                                     $  3,095,125
-------------------------------------------------------------------------------------------------
Student Loan Revenue - 2.1%
  Alaska Student Loan Corp. Rev., AMBAC, 5s, 2003                         $  400     $    413,104
  Louisiana Public Facilities Authority (Student Loan
    Rev.),  6.5s, 2002                                                       770          808,038
                                                                                     ------------
                                                                                     $  1,221,142
-------------------------------------------------------------------------------------------------
Turnpike Revenue - 3.5%
  New Jersey Transit Corp., FSA, 5s, 2000                                 $1,000     $  1,012,740
  Pennsylvania Turnpike Commission, AMBAC, 5.25s, 2012                       500          525,540
  Southeastern Pennsylvania Transportation Authority,
    Special Rev., FGIC, 5.25s, 2013                                          500          523,140
                                                                                     ------------
                                                                                     $  2,061,420
-------------------------------------------------------------------------------------------------
Universities - 5.2%
  California Educational Facilities Authority Rev.
    (College & University), 5.15s, 2000                                   $  360     $    365,238
  District of Columbia (Georgetown University), MBIA,
    5.5s, 2001                                                               500          516,115
  Illinois Educational Facilities Authority Rev. (Illinois
    Institute of Technology), AMBAC, 5s, 2005                                500          525,055
  Metropolitan Nashville, TN (Refunding Vanderbilt
    University), 5.25s, 2001                                                 500          515,500
  North Dakota Board of Higher Education (University
    Housing & Auxiliary Facilities), AMBAC, 4.7s, 2011                       855          854,513
  State of New Hampshire, Higher Education & Health (New
    Hampshire College), 5.65s, 2003                                          320          327,814
                                                                                     ------------
                                                                                     $  3,104,235
-------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.3%
  Erie, PA, Water Authority Rev., FGIC, 4.6s, 2009                        $1,000     $  1,001,660
  Massachusetts Water Resources Authority, FSA, 5.5s, 2008                 1,000        1,087,790
  Philadelphia, PA, Water & Sewer Rev., MBIA, 0s, 2002                       500          439,840
                                                                                     ------------
                                                                                     $  2,529,290
-------------------------------------------------------------------------------------------------
Other - 0.8%
  Philadelphia, PA, Parking Authority Rev., AMBAC, 5s, 2016               $  500     $    501,100
-------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $55,887,427)                                 $ 56,667,688
-------------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 3.9%
-------------------------------------------------------------------------------------------------
  District of Columbia, due 05/03/99                                       1,200        1,200,000
  Harris County, TX, Hospital Rev. (Methodist Hospital),
    due 05/03/99                                                             400          400,000
  Maricopa County, AZ, Pollution Control Rev. (Arizona
    Public Service Co.), due 05/03/99                                        300          300,000
  Pinellas County, FL, Health Facility Authority, due 05/03/99               400          400,000
-------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                 $  2,300,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $58,187,427)                                     $ 58,967,688
Other Assets, Less Liabilities - 0.5%                                                     303,068
-------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                  $ 59,270,756
-------------------------------------------------------------------------------------------------
(S)(S) When-issued security. At April 30, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
APRIL 30, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $58,187,427)        $58,967,688
  Cash                                                             47,889
  Receivable for Fund shares sold                                 146,521
  Receivable for investments sold                                 877,073
  Interest receivable                                             756,470
  Other assets                                                        383
                                                              -----------
    Total assets                                              $60,796,024
                                                              -----------
Liabilities:
  Distributions payable                                       $    60,637
  Payable for Fund shares reacquired                               47,859
  Payable for investments purchased                               856,728
  Payable for when-issued investments purchased                   537,200
  Payable to affiliates -
    Management fee                                                    487
    Shareholder servicing agent fee                                   159
    Distribution and service fee                                   14,483
    Administrative fee                                                 24
  Accrued expenses and other liabilities                            7,691
                                                              -----------
      Total liabilities                                       $ 1,525,268
                                                              -----------
Net assets                                                    $59,270,756
                                                              ===========
Net assets consist of:
  Paid-in capital                                             $59,056,860
  Unrealized appreciation on investments                          780,261
  Accumulated net realized loss on investments                   (567,692)
  Accumulated undistributed net investment income                   1,327
                                                              -----------
      Total                                                   $59,270,756
                                                              ===========
Shares of beneficial interest outstanding                      7,775,310
                                                               =========
Class A shares:
  Net asset value per share
    (net assets of $45,840,009 / 6,012,163 shares of
     beneficial interest outstanding)                           $7.62
                                                                =====
  Offering price per share (100 / 97.5 of net asset value
    per share)                                                  $7.82
                                                                =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $9,148,615 / 1,201,566 shares of
     beneficial interest outstanding)                           $7.61
                                                                =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $4,282,132 / 561,581 shares of beneficial
     interest outstanding)                                      $7.63
                                                                =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED APRIL 30, 1999
------------------------------------------------------------------------------

Net investment income:
  Interest income                                                   $2,483,838
                                                                    ----------
  Expenses -
    Management fee                                                    $211,912
    Trustees' compensation                                              12,447
    Shareholder servicing agent fee                                     59,007
    Distribution and service fee (Class A)                              61,811
    Distribution and service fee (Class B)                              72,524
    Distribution and service fee (Class C)                              39,861
    Administrative fee                                                   6,560
    Custodian fee                                                       22,654
    Printing                                                            30,480
    Postage                                                              7,583
    Auditing fees                                                       31,180
    Legal fees                                                           4,208
    Miscellaneous                                                       45,254
                                                                    ----------
      Total expenses                                                $  605,481
    Fees paid indirectly                                               (16,215)
    Reduction of expenses by investment adviser                        (44,624)
                                                                    ----------
      Net expenses                                                  $  544,642
                                                                    ----------
        Net investment income                                       $1,939,196
                                                                    ----------
Realized and unrealized gain on investments:
  Realized gain on investment transactions (identified cost basis)  $  131,130
  Change in unrealized appreciation on investments                     216,980
                                                                    ----------
      Net realized and unrealized gain on investments               $  348,110
                                                                    ----------
        Increase in net assets from operations                      $2,287,306
                                                                    ==========

See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                1999                 1998
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $ 1,939,196          $ 1,849,651
  Net realized gain on investments                               131,130              174,996
  Net unrealized gain on investments                             216,980              276,447
                                                             -----------          -----------
    Increase in net assets from operations                   $ 2,287,306          $ 2,301,094
                                                             -----------          -----------
Distributions declared to shareholders -
  From net investment income (Class A)                       $(1,603,398)         $(1,537,831)
  From net investment income (Class B)                          (243,023)            (218,920)
  From net investment income (Class C)                          (120,982)             (94,027)
                                                             -----------          -----------
      Total distributions declared to shareholders           $(1,967,403)         $(1,850,778)
                                                             -----------          -----------

Net increase (decrease) in net assets from Fund share
  transactions                                               $10,486,783          $(2,739,830)
                                                             -----------          -----------
      Total increase (decrease) in net assets                $10,806,686          $(2,289,514)
Net assets:
  At beginning of period                                      48,464,070           50,753,584
                                                             -----------          -----------
At end of period (including accumulated undistributed net
  investment income of $1,327 and $29,534, respectively)     $59,270,756          $48,464,070
                                                             ===========          ===========

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                     1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                  $ 7.57          $ 7.50          $ 7.53          $ 7.45          $ 7.47
                                                       ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)                             $ 0.29          $ 0.30          $ 0.29          $ 0.30          $ 0.28
  Net realized and unrealized gain (loss) on
   investments                                           0.06            0.07           (0.03)           0.08           (0.02)
                                                       ------          ------          ------          ------          ------
    Total from investment operations                   $ 0.35          $ 0.37          $ 0.26          $ 0.38          $ 0.26
                                                       ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                           $(0.30)         $(0.30)         $(0.29)         $(0.30)         $(0.28)
  In excess of net investment income                     --              --              --              --             (0.00)+
                                                       ------          ------          ------          ------          ------
    Total distributions declared to shareholders       $(0.30)         $(0.30)         $(0.29)         $(0.30)         $(0.28)
                                                       ------          ------          ------          ------          ------
Net asset value - end of period                        $ 7.62          $ 7.57          $ 7.50          $ 7.53          $ 7.45
                                                       ======          ======          ======          ======          ======
Total return(+)                                         4.65%           5.02%           3.51%           5.11%           3.55%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                            0.88%           0.87%           0.95%           0.95%           0.95%
  Net investment income                                 3.84%           3.97%           3.86%           4.00%           3.74%
Portfolio turnover                                        31%             51%             78%             43%             50%
Net assets at end of period
 (000 omitted)                                        $45,840         $37,595         $40,953         $50,387         $64,329

  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management, distribution and service fees, at not more than 0.40% of average daily net assets. The investment adviser voluntarily waived a portion of its fees for certain of the periods indicated. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
      Net investment income                            $ 0.28          $ 0.30          $ 0.29          $ 0.30          $ 0.28
      Ratios (to average net assets):
        Expenses##                                      0.99%           1.01%           1.02%           0.99%           0.95%
        Net investment income                           3.71%           3.85%           3.79%           3.96%           3.74%

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                     1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                  $ 7.56          $ 7.49          $ 7.52          $ 7.44          $ 7.46
                                                       ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)                             $ 0.23          $ 0.24          $ 0.23          $ 0.25          $ 0.21
  Net realized and unrealized gain (loss) on
    investments                                          0.06            0.07           (0.03)           0.07           (0.02)
                                                       ------          ------          ------          ------          ------
    Total from investment operations                   $ 0.29          $ 0.31          $ 0.20          $ 0.32          $ 0.19
                                                       ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                           $(0.24)         $(0.24)         $(0.23)         $(0.24)         $(0.21)
  In excess of net investment income                     --              --              --              --             (0.00)+
                                                       ------          ------          ------          ------          ------
    Total distributions declared to shareholders       $(0.24)         $(0.24)         $(0.23)         $(0.24)         $(0.21)
                                                       ------          ------          ------          ------          ------
Net asset value - end of period                        $ 7.61          $ 7.56          $ 7.49          $ 7.52          $ 7.44
                                                       ======          ======          ======          ======          ======
Total return                                            3.85%           4.22%           2.71%           4.34%           2.67%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses                                              1.66%           1.64%           1.73%           1.70%           1.80%
  Net investment income                                 3.06%           3.20%           3.08%           3.25%           2.88%
Portfolio turnover                                        31%             51%             78%             43%             50%
Net assets at end of period (000 omitted)              $9,149          $7,618          $6,503          $7,749          $7,792

  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management, distribution and service fees, at not more than 0.40% of average daily net assets. The investment adviser voluntarily waived a portion of its fees for certain of the periods indicated. To the extent actual expenses were over/
    under this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
      Net investment income                            $ 0.22          $ 0.24          $ 0.23          $ 0.25          $ 0.21
      Ratios (to average net assets):
        Expenses##                                      1.77%           1.78%           1.80%           1.74%           1.80%
        Net investment income                           2.93%           3.08%           3.01%           3.21%           2.88%

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                     1999            1998            1997            1996           1995*
-----------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                  $ 7.57          $ 7.50          $ 7.53          $ 7.45          $ 7.45
                                                       ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)                             $ 0.23          $ 0.23          $ 0.23          $ 0.23          $ 0.21
  Net realized and unrealized gain (loss) on
    investments                                          0.06            0.08           (0.03)           0.08           (0.02)
                                                       ------          ------          ------          ------          ------
    Total from investment operations                   $ 0.29          $ 0.31          $ 0.20          $ 0.31          $ 0.19
                                                       ------          ------          ------          ------          ------

Less distributions declared to shareholders -
  From net investment income                           $(0.23)         $(0.24)         $(0.23)         $(0.23)         $(0.19)
  In excess of net investment income                     --              --              --              --             (0.00)++
                                                       ------          ------          ------          ------          ------
    Total distributions declared to shareholders       $(0.23)         $(0.24)         $(0.23)         $(0.23)         $(0.19)
                                                       ------          ------          ------          ------          ------
Net asset value - end of period                        $ 7.63          $ 7.57          $ 7.50          $ 7.53          $ 7.45
                                                       ======          ======          ======          ======          ======
Total return                                            3.77%           4.13%           2.64%           4.23%           2.53%+
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                            1.73%           1.72%           1.80%           1.80%           1.79%+
  Net investment income                                 2.98%           3.11%           3.03%           3.16%           2.77%+
Portfolio turnover                                        31%             51%             78%             43%             50%
Net assets at end of period (000 omitted)              $4,282          $3,250          $3,297          $3,013          $1,934

  * For the period from the inception of Class C, July 1, 1994, through April 30, 1995.
  + Annualized.
 ++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management, distribution and service fees, at not more than 0.40% of average daily net assets. The investment adviser voluntarily waived a portion of its fees for certain of the periods indicated. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
      Net investment income                            $ 0.22          $ 0.23          $ 0.22          $ 0.23          $ 0.21
      Ratios (to average net assets):
        Expenses##                                      1.84%           1.86%           1.87%           1.84%           1.79%+
        Net investment income                           2.85%           2.99%           2.96%           3.12%           2.77%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Limited Maturity Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt- interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. For the year ended April 30, 1999, no such adjustments were made.

At April 30, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $(567,692) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2003, ($492,795), April 30, 2004, ($32,070) and April 30, 2005,
($42,827).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At April 30, 1999, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $202,492.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,072 for the year ended April 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $9,677 for the year ended April 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. A portion of the Class A service fee is currently being paid by the Fund; payment of the remaining portion of the Class A service fee will become payable on such a date as the Trustees of the Trust may determine. Payment of the 0.10% per annum Class A distribution fee will be implemented on such a date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $7,480 for the year ended April 30, 1999. Fees incurred under the distribution plan during the year ended April 30, 1999, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. Except in the case of the 0.25% per annum Class B service fee paid by the Fund upon the sale of Class B shares in the first year, the Class B service fee is currently set at 0.15% per annum and may be increased to a maximum of 0.25% per annum on such a date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $211 and $14 for Class B and Class C shares, respectively, for the year ended April 30, 1999. Fees incurred under the distribution plan during the year ended April 30, 1999, were 0.93% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 1999, were $41,564, $26,996, and $7,543 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, and short-term obligations, aggregated $24,955,609 and $16,098,745, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $58,187,427
                                                               -----------
Gross unrealized appreciation                                  $   892,804
Gross unrealized depreciation                                     (112,543)
                                                               -----------
    Net unrealized appreciation                                $   780,261
                                                               ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                             YEAR ENDED APRIL 30, 1999                YEAR ENDED APRIL 30, 1998
                                     ---------------------------------        ---------------------------------
                                             SHARES             AMOUNT                SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                               3,475,079       $ 26,565,639             2,109,268       $ 15,995,108
Shares issued to shareholders in
  reinvestment of distributions             136,838          1,045,283               131,414            997,128
Shares reacquired                        (2,569,307)       (19,623,471)           (2,733,116)       (20,723,328)
                                         ----------       ------------            ----------       ------------
    Net increase (decrease)               1,042,610       $  7,987,451              (492,434)      $ (3,731,092)
                                         ==========       ============            ==========       ============

Class B Shares
                                             YEAR ENDED APRIL 30, 1999                YEAR ENDED APRIL 30, 1998
                                     ---------------------------------        ---------------------------------
                                             SHARES             AMOUNT                SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                 693,816       $  5,299,094               341,799       $  2,591,558
Shares issued to shareholders in
  reinvestment of distributions              15,191            116,037                15,368            116,495
Shares reacquired                          (515,764)        (3,932,950)             (217,312)        (1,644,108)
                                         ----------       ------------            ----------       ------------
    Net increase                            193,243       $  1,482,181               139,855       $  1,063,945
                                         ==========       ============            ==========       ============

Class C Shares
                                             YEAR ENDED APRIL 30, 1999                YEAR ENDED APRIL 30, 1998
                                     ---------------------------------        ---------------------------------
                                             SHARES             AMOUNT                SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                 547,055       $  4,186,765               168,203       $  1,277,137
Shares issued to shareholders in
  reinvestment of distributions              13,289            101,514                11,712             88,876
Shares reacquired                          (428,393)        (3,271,128)             (189,973)        (1,438,696)
                                         ----------       ------------            ----------       ------------
    Net increase (decrease)                 131,951       $  1,017,151               (10,058)      $    (72,683)
                                         ==========       ============            ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended April 30, 1999, was $275.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IX and Shareholders of
MFS Municipal Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Limited Maturity Fund (one of the series constituting MFS Series Trust IX) as of April 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended April 30, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended April 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Limited Maturity Fund at April 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 4, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

   FOR FEDERAL INCOME TAX PURPOSES, 100% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED APRIL 30, 1999, IS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

MFS(R) MUNICIPAL LIMITED MATURITY FUND

TRUSTEES                                     SECRETARY
Richard B. Bailey* - Private Investor;       Stephen E. Cavan*
Former Chairman and Director (until
1991), MFS Investment Management             ASSISTANT SECRETARY
                                             James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                             CUSTODIAN
J. Atwood Ives - Chairman and Chief          State Street Bank and Trust Company
Executive Officer, Eastern Enterprises
(diversified services company)               AUDITORS
                                             Deloitte & Touche LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                         INVESTOR INFORMATION
                                             For MFS stock and bond market
William J. Poorvu - Adjunct Professor,       outlooks, call toll free:
Harvard University Graduate School of        1-800-637-4458 anytime from a
Business Administration                      touch-tone telephone.

Charles W. Schmidt - Private Investor        For information on MFS mutual
                                             funds, call your financial adviser
Arnold D. Scott* - Senior Executive          or, for an information kit, call
Vice President, Director, and                toll free: 1-800-637-2929 any
Secretary, MFS Investment Management         business day from 9 a.m. to 5 p.m.
                                             Eastern time (or leave a message
Jeffrey L. Shames* - Chairman, Chief         anytime).
Executive Officer, and Director,
MFS Investment Management                    INVESTOR SERVICE
                                             MFS Service Center, Inc.
Elaine R. Smith - Independent                P.O. Box 2281
Consultant                                   Boston, MA 02107-9906

David B. Stone - Chairman and Director,      For general information, call toll
North American Management Corp.              free: 1-800-225-2606 any business
(investment advisers)                        day from 8 a.m. to 8 p.m. Eastern
                                             time.
INVESTMENT ADVISER
Massachusetts Financial Services Company     For service to speech- or
500 Boylston Street Boston, MA               hearing-impaired, call toll free:
02116-3741                                   1-800-637-6576 any business day
                                             from 9 a.m. to 5 p.m. Eastern time.
DISTRIBUTOR                                  (To use this service, your phone
MFS Fund Distributors, Inc.                  must be equipped with a
500 Boylston Street                          Telecommunications Device for the
Boston, MA 02116-3741                        Deaf.)

PORTFOLIO MANAGER                            For share prices, account balances,
John P. Kihn*                                and exchanges, call toll free:
                                             1-800-MFS-TALK (1-800-637-8255)
TREASURER                                    anytime from a touch-tone
W. Thomas London*                            telephone.

ASSISTANT TREASURERS                         WORLD WIDE WEB
Mark E. Bradley*                             www.mfs.com
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) MUNICIPAL LIMITED                                            ------------
MATURITY FUND                                                         BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                        MML-2 6/99 4M 37/237/337